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EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly report of Northwest Biotherapeutics, Inc. ("the Company") on Form 10-Q for the period ending June 30, 2004, as filed with the Securities and Exchange Commission on the date hereof ("the Report"), I, Larry
L. Richards, Controller of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects the financial condition and results of operations of the Company.

                                         /s/ Larry L. Richards

                                         ----------------------------------
                                         Larry L. Richards
                                         Controller (Principal Financial and
                                         Accounting Officer) August 13, 2004

      A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and forwarded to the Securities and Exchange Commission or its staff upon request.

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